UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2022

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2022 (the “Appointment Date”), the Board of Directors (the “Board”) of AEye, Inc. (the “Company”) appointed Sue Zeifman, effective immediately, as a Class I director, which term will expire at the 2022 annual meeting of stockholders. In conjunction with this appointment, the Board approved an increase in the size of the Board from seven to eight members, effective as of the Appointment Date.

Ms. Zeifman has been appointed to serve as a member of the newly established Marketing Committee of the Board.

Ms. Zeifman has no family relationships with any of the Company’s directors or executive officers and she is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

As a director of the Company, Ms. Zeifman will receive cash compensation at the rate of $50,000 per year paid in quarterly installments. In addition, Ms. Zeifman was awarded a one-time new director grant of restricted stock units (“RSUs”), as of the Appointment Date, having a market value of $350,000 with the number of RSUs being calculated using the average of the closing prices of the Company’s common stock as reported on the NASDAQ exchange over the five trading days preceding the Appointment Date and vesting over a three-year period. As a member of the Marketing Committee, Ms. Zeifman will receive compensation at the rate of $25,000 and 2,500 RSUs per calendar quarter.

The Company will enter into its standard form of indemnification agreement with Ms. Zeifman, consistent with the form of indemnification agreement the Company has executed with each of the Company’s directors.

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, the Company issued a press release (the “Press Release”) announcing that the Company had appointed Ms. Zeifman to the Board. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press release dated January 18, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: January 18, 2022
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary